EXHIBIT 4



  Number                New Frontier Energy, Inc.                      Shares
------------                                                       -------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
             AUTHORIZED: 50,000,000 COMMON SHARES, $.001 PAR VALUE
-----------    AND 25,000,000 PREFERRED SHARES, $.001 PAR VALUE    -------------

                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
This Certifies That                                      |CUSIP                |
                                                         -----------------------

Is The Owner Of


      FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, $.001 PAR VALUE

                            New Frontier Energy, Inc.


      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
         Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the Articles of
     Incorporation, to all of which the holder by acceptance hereby assents.


 This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.


Dated:                                            Countersigned:
                                                  CORPORATE STOCK TRANSFER, INC.
                                                  3200 Cherry Creek Drive South
                                                  Denver CO  80209

                                                   By:  ________________________
                                                        Transfer Agent Registrar
                                                        Authorized Officer
                          -----------------------------
                          | New Frontier Energy, Inc. |
                          |      CORPORATE SEAL       |
                          |                           |
                          |         COLORADO          |
                          -----------------------------
       Secretary                                              President

                           New Frontier Energy, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required

     A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS APPLICABLE TO EACH CLASS, THE VARIATIONS IN PREFERENCES, LIMITATIONS, AND RIGHTS DETERMINED FOR EACH SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE CLASSES OR SERIES WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.
________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)



     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------
                     |                                    |
                     --------------------------------------
               Please print or type name and address of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ___________  20 _________

SIGNATURE GUARANTEED:                 X_______________________________________

                                      X _______________________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.